UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2025

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE.

SLM Corporation (the “Company”) frequently provides relevant information to its investors via posting to its corporate website. On or about November 3, 2025, two presentations were made available on the Company's website at https://www.salliemae.com/investors/webcasts-and-presentations/. The first is a presentation entitled “SLM Corporation Investor Presentation Period Ended September 30, 2025”, which is being furnished herewith as Exhibit 99.1. The second is a presentation entitled “Smart Option Student Loan Historical Performance Data — Period Ended September 30, 2025”, which is being furnished herewith as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto and incorporated by reference herein, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including such Exhibits, shall not be deemed incorporated by reference into any of the Company’s registration statements, reports, or other filings with the Securities and Exchange Commission, except as expressly set forth by specific reference in such registration statement, report, or other filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1*	SLM Corporation Investor Presentation Period Ended September 30, 2025

99.2*	Smart Option Student Loan Historical Performance Data — Period Ended September 30, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: November 3, 2025	By:	/s/ PETER M. GRAHAM
Peter M. Graham
Executive Vice President, Chief Financial Officer and Treasurer